SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

|X| CURRENT REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

      DATE OF REPORT:  April 21, 2004

                                       OR

|_| TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

      For the transition period from      to

                          Commission File No. 001-15465

                               Intelli-Check, Inc.
             (Exact name of the issuer as specified in its charter)

             Delaware                                           11-3234779
 (State or other jurisdiction of                            (I.R.S. Employer
     incorporation or organization)                          Identification No.)

            246 Crossways Park West, Woodbury, New York           11797
           (Address of principal executive offices)             (Zip Code)

         Issuer's Telephone number, including area code: (516) 992-1900

Check whether Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                           Yes   X                   No
                              -------                  -------



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 21, 2004, Intelli-Check, Inc. (the "Company") determined to dismiss its independent auditors, Grant Thornton LLP ("Grant Thornton"), and to engage Amper, Politziner & Mattia P.C. ("Amper") as its new independent auditors. The change in auditors became effective immediately. This determination followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and was approved by the Company's Board of Directors upon the recommendation and approval of its Audit Committee.

During the two most recent years of the Company ended December 31, 2003 and 2002, and through the date of Grant Thornton's dismissal on April 21, 2004, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent years of the Company ended December 31, 2003 and 2002.

The audit reports of Grant Thornton on the financial statements of the Company as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Grant Thornton is attached hereto as Exhibit 16.1.

During the two most recent years of the Company ended December 31, 2003 and 2002, and through the date of the engagement of Amper on April 21, 2004, the Company did not consult with Amper regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K of the Commission.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.

16.1 Letter of Grant Thornton LLP

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 23, 2004                      INTELLI-CHECK, INC.

                                             By: /s/ Frank Mandelbaum
                                                -------------------------------
                                             Frank Mandelbaum
                                             Chairman & Chief Executive Officer


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